Exhibit 10.1

Agreement  Between

Thomas Griffin International, Inc., Sea Lion Ocean Freight

and

Resource Exchange of America Corp.

This is an agreement between Resource Exchange of America Corp. (“REAC”) and Thomas Griffin International, Inc. dba Sea Lion Ocean Freight (“Griffin International”) to conduct certain business as a joint venture.  Both parties hereby acknowledge the receipt of adequate consideration for the provisions herein, including, but not limited to, ten dollars and the mutual covenants herein.

1.

Purpose of the Agreement.  The parties intend to conduct the following business transactions together in a joint venture, wherein profits and expenses associated with the following transactions will be earned and paid by REAC and the principal of Griffin International will be provided with an employment agreement with REAC:

The transactions described in Exhibit A, hereto.

The parties will describe subsequent projects in additional exhibits to this contract, which exhibits will specifically reference that they are exhibits to this contract and which exhibits will be signed by both parties and witnessed by at least one witness.

2.

Date and Length of Term.  This agreement is effective upon the execution of this agreement by the last party to do so.  It will last until the transfer of the licenses from Thomas Griffin to REAC or its designated subsidiary is accomplished.

3.

Duties of Griffin International.   The duties of Griffin International pursuant to this contract are the duties described in Exhibit B, hereto.

4.

Duties of REAC .    The duties of REAC pursuant to this contract are the duties described in Exhibit C, hereto.

5.

Profits.   Profits and expenses will be received and paid according to the manner described in Exhibit D, hereto.

6.

Prior Contracts.    All previous business completed prior to the execution date of this contract shall remain as separate property of the parties and shall be subject to the same terms and provisions that existed prior to the execution of this agreement.

7.

 Representations.   The parties hereby represent that they have made or will immediately make full, true and accurate disclosure of all material information and all budgeted and expected revenues and expenses for the project.  The parties hereby represent and agree that they have made or will immediately make full, true and accurate disclosure of all such information in their possession regarding revenues and expenses normally associated with the type transaction described herein, to their reasonable ability to do so.  The parties promise and covenant that they will make full, true and accurate disclosure of all revenues and expenses in the future and that they will provide any information necessary to reasonably communicate the existence of any unusual uncertainty regarding the budgeted or actual revenue and expenses of the project.

8.

Covenants.  The parties hereby covenant and promise to promptly perform all duties and obligations necessary pursuant to this agreement and to promptly provide all information reasonably necessary or important to the other party and/or reasonably requested by the other party.

9.

Miscellaneous Provisions.  This contract will be construed under the laws of Sarasota, Florida and any actions hereunder will be tried in the County, Circuit or Federal courts for Sarasota, Florida.  In any such action, the prevailing party will be entitled to reimbursement of attorneys fees and costs incurred in bringing or defending such action, appellate fees and costs included.  Both parties have had benefit of legal counsel or opportunity to obtain same.  This contract will not be construed as having been drafted by one or the other party.  This agreement may be executed by fax, email or any other type of remote communication and each party may execute a different physical copy of same.

10.

Failure to Enforce.  Failure to enforce or insist upon any right granted hereunder will not constitute a waiver or satisfaction of the rights of the waiving party or any duty of the other party.

_______________________________

        _______________________________

Witness

       Date

        Thomas Griffin, as Manager of      Date

        Thomas Griffin International, Inc.

         dba Sea Lion Ocean Freight

_______________________________

Witness

       Date

_______________________________

        _______________________________

Witness

       Date

       Dana Pekas, as Manager of

   Date

       Resource Exchange of America Corp.

_______________________________

Witness

       Date

EXHIBIT A

The exploration, discovery and exploitation of projects involving the importation and exportation of ferrous and non-ferrous metal processing, shipment and delivery projects (“projects”) within the Gulf of Mexico and Caribbean region.

EXHIBIT B

Duties of Griffin International

a.

Seek projects described in Exhibit A (“projects”).

b.

Negotiate projects for the benefit of REAC and its shareholders.

c.

Supply estimates of all expenses, expenditures, revenues and receipts of funds relating to the projects so that they may be entered into the accounting and financial system of REAC or any subsidiary designated by REAC.

d.

Supply all invoices, bills, and all other documents relating to actual or projected expenses, expenditures, revenues and receipts relating to a designated project.

e.

Provide or obtain all things necessary to conduct the processing, shipping and delivery of the metals involved in the project, including, equipment, machinery, ships or space on ships, vehicles, personnel and sub-contractors and all other things necessary for each project and not specifically required to be provided by REAC in the next exhibit to this contract, Exhibit C, following.

f.

Supervise or provide for the supervision of the processing, shipping and delivery projects and obtain all permits, waivers, permissions, allowances and other things required physically, legally and regulatorily for each project.

g.

Provide, immediately upon receipt or generation (if generated by Griffin International or its representatives) copies of all manifests, worksheets, and any other appropriate paperwork generated on or by the project  or of the receipt of information customarily communicated in such manner.

 Unless it agrees otherwise in writing, REAC is not bound by any obligation to Griffin International to fund any project if any material changes are made to the contracts executed between Griffin International or this Joint Venture and the ultimate customer, which changes cause the project expenses to exceed the amount budgeted for same or if any material promises or representations are made to the demolition customer without the knowledge and consent of REAC.

h.

Commence activities within 45 days from the execution of this agreement or, if it does not do so, REAC may, in its sole discretion, withdraw from this Joint Venture with no obligation pursuant to this contract of any type to Griffin International, upon written notice to Griffin International. (Any changes to the commencement date for the project must be submitted to REAC in writing and must receive the written consent of REAC).

i.

Obtain all insurance and workman’s compensation policies required by REAC, the customer and any and all applicable governmental authorities.

j.

Comply with all applicable laws, rules, regulations and other governmental requirements and the letter and spirit of this contract.

k.

Conduct itself at all times in a manner that reflects favorably upon the reputation of REAC for quality service, honesty, and fair dealing.

l.

Inform REAC immediately, in writing, of all matters that might be material in any way to this contract, the operations of Griffin International, REAC or the customer whether or not Griffin International or its personnel have or do not have an opinion as to whether such information is already known by REAC or is important to be known by REAC.

m.

Execute the assignment attached hereto as Exhibit F, authorizing and empowering REAC to receive and process all payments and receive and pay all expenses agreed upon by both parties herein.

EXHIBIT C

Duties of REAC

a.

Provide financing for the project.

b.

Provide a professional support person to process all paperwork relating to the job, to troubleshoot, and to provide all services described in this exhibit.

c.

Provide all administrative services necessary to perform and complete the project, including:

1.

Process all accounts payables

2.

Process all accounts receivables.

3.

Enter and update all estimates

4.

Enter all bills into the system

5.

Provide and maintain filing system

6.

Maintain checking accounts.

7.

Reconcile checking accounts.

8.

Handle, account for and make deposits

9.

Handle, account for, write and disburse checks

10.

Set up all credit accounts

d.

Provide financial software

e.

Provide a server for the financial software to run on.

f.

Provide access to the server and financial software

EXHIBIT D

Profit Sharing and Other Remuneration

REAC will pay all expenses associated with the projects and will retain all revenues and profits from same until REAC receives the licenses Thomas Griffin is to transfer to REAC.